EXHIBIT 10.30

FIRST AMENDMENT TO REVOLVING LOAN CREDIT AGREEMENT

This FIRST AMENDMENT TO REVOLVING LOAN CREDIT AGREEMENT (this “Amendment”), dated as of January 18, 2018, is among C1 INTERMEDIATE CORP., a Delaware corporation (“Holdings”), CONVERGEONE HOLDINGS CORP., a Delaware corporation (the (“C1H”), CONVERGEONE, INC., a Minnesota corporation (“ConvergeOne”), ANNESE & ASSOCIATES, INC., a New York corporation (“Annese”), SPS HOLDCO, LLC, a Delaware limited liability company (“SPS Holdco”), STRATEGIC PRODUCTS AND SERVICES, LLC, a Delaware limited liability company (“SPS”), PROVIDEA CONFERENCING, LLC, a Delaware limited liability company (“Providea”), RGTS, INC., a Delaware corporation (“RGTS”), RGT UTILITIES, INC., a Delaware corporation (“RGTU” and, collectively, together with C1H, ConvergeOne, Annese, SPS Holdco, SPS, Providea and RGTS, the “Borrowers”), WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE, LLC (“CDF”), as administrative agent for the Lenders (as defined below) (in such capacity, the “Administrative Agent”) and collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”), each Lender party hereto, and CDF, as funding agent for the Floorplan Advances (in such capacity, the “Floorplan Funding Agent”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS

WHEREAS, Holdings, the Borrowers, the Administrative Agent, the Collateral Agent, the Floorplan Funding Agent and the lenders party thereto from time to time (collectively, the “Lenders”, and each, a “Lender”), are parties to the Revolving Loan Credit Agreement dated as of June 20, 2017, as amended by that certain Supplement No. 1 dated as of August 8, 2017, as further amended by that certain Supplement No. 2 dated as of September 22, 2017 and as further amended by that certain Supplement No. 3 dated as of November 13, 2017 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Holdings and the Borrowers have requested, pursuant to Section 9.08(b) of the Credit Agreement, that the Lenders constituting the Required Lenders and the Administrative Agent agree to amend the Credit Agreement as set forth herein; and

WHEREAS, the Lenders constituting the Required Lenders and the Administrative Agent agree to amend the Credit Agreement, solely on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Section 1.01 (Defined Terms) of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended by (i) inserting the following definitions in the appropriate alphabetical order (in the case of any new definition) and (ii) amending and restating the following definitions (in the case of any definition already included in such Section):

“C1 Investment” shall mean C1 Investment Corp., a Delaware corporation; provided that upon the merger between C1 Investment Corp. and FMC Merger Subsidiary LLC, a Delaware limited liability company, pursuant to the SPAC Merger Agreement, with FMC Merger Subsidiary LLC as the surviving entity, “C1 Investment” shall mean FMC Merger Subsidiary LLC, a Delaware limited liability company.

“Qualified Merger” shall mean, with respect to Holdings (or a direct or indirect parent of Holdings), the merger or consolidation with and into, or the dissolution or liquidation into, a special purpose acquisition company (or a subsidiary thereof), so long as (i) if Holdings is party to any such merger, consolidation, dissolution or liquidation, Holdings is the surviving or continuing entity of such merger, consolidation, dissolution or liquidation or the applicable surviving or continuing entity has assumed all obligations of Holdings under this Agreement and each other Loan Document pursuant to documentation acceptable to the Administrative Agent, (ii) the special purpose acquisition company is a publicly listed company, (iii) the Collateral after giving effect to any such merger, consolidation, dissolution or liquidation shall be identical in all material respects to the Collateral prior to giving effect to such merger, consolidation, dissolution or liquidation, (iv) any security interests granted to the Collateral Agent for the benefit of the Lenders and the other Secured Parties pursuant to the Security Documents in the assets of Holdings (or such surviving or continuing entity) and the other Loan Parties shall remain in full force and effect and perfected to at least the same extent as in effect immediately prior to such merger, consolidation, dissolution or liquidation, and all actions required to maintain said perfected status have been taken, and (v)(A) in connection therewith, Holdings (or a direct or indirect parent of Holdings) or the Lead Borrower, as applicable, receives net proceeds of at least $50,000,000 that, if received by Holdings (or such direct or indirect parent of Holdings), are contributed by Holdings (or such direct or indirect parent of Holdings) to the Lead Borrower or (B) the SPAC Merger is consummated.

“SPAC Merger” shall mean the merger between C1 Investment, and FMC Merger Subsidiary Corp., a Delaware corporation, with C1 Investment as the surviving corporation, pursuant to the SPAC Merger Agreement, so long as the Lenders have received from the Loan Parties, to the extent requested prior to January 16, 2018, at least ten Business Days prior to the consummation of such merger, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

“SPAC Merger Agreement” shall mean that certain Agreement and Plan of Merger dated as of November 30, 2017, by and among Forum Merger Corporation, a Delaware corporation, FMC Merger Subsidiary Corp., a Delaware corporation, FMC Merger Subsidiary LLC, a Delaware limited liability company, Clearlake Capital Management III, L.P., a Delaware limited partnership, and C1 Investment.

SECTION 2. Conditions to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to satisfaction (or waiver by the Required Lenders and the Administrative Agent) of the following conditions precedent (the date of such satisfaction or waiver being the “Amendment Effective Date”):

(a) receipt of duly executed counterparts of this Amendment from (i) the Borrower and each Guarantor, (ii) Lenders constituting the Required Lenders and (iii) the Administrative Agent;

(b) receipt of a fully executed and effective amendment to the Term Loan Agreement making amendments thereto corresponding to those set forth in Section 1 of this Amendment in form and substance reasonably satisfactory to the Administrative Agent;

(c) receipt of an Officer’s Certificate, signed by a Financial Officer of the Lead Borrower, certifying that at the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred or be continuing; and

(d) the Borrower shall have paid to the Administrative Agent, to the extent invoiced no later than the Business Day immediately preceding the Amendment Effective Date, all costs and expenses due and payable (whether pursuant to the Loan Documents or any agreement relating to this Amendment) on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable and documented out of pocket costs and expenses (including, without limitation, reasonable fees, charges and disbursements of Bryan Cave LLP) required to be reimbursed or paid by the Loan Parties hereunder or under any Loan Document.

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Loan Party hereby represents and warrants, on and as of the date hereof and the Amendment Effective Date, that:

(a) The representations and warranties of each Loan Party set forth in Article III of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date or period, in which case they shall be true and correct in all material respects as of such earlier date or period; provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on the Amendment Effective Date or on such earlier date, as the case may be.

(b) At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred or be continuing.

(c) Each Loan Party (i) is a Person duly organized or formed, validly existing and in good standing (to the extent such concept exists in such jurisdiction) under the laws of the jurisdiction of its organization, except where the failure to be duly organized or formed or to exist (other than in the case of the Borrower) or be in good standing could not reasonably be expected to result in a Material Adverse Effect, and (ii) has the requisite organizational power and authority to execute, deliver and perform its obligations under this Amendment.

(d) The execution, delivery and performance by each Loan Party of this Amendment, (a) have been duly authorized by all requisite corporate or other organizational action on the part of each Loan Party and (b) do not (i) violate (A) any provision (x) of any applicable law, statute, rule or regulation, or (y) of the certificate or articles of incorporation, bylaws or other constitutive documents of any Loan Party, (B) any applicable material order of any Governmental Authority or (C) any provision of any material indenture, agreement or other instrument to which any Loan Party or any Restricted Subsidiary is a party or by which any of them or any of their property is bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under or give rise to any right to require the prepayment, repurchase or redemption of any obligation under any such material indenture, agreement or other instrument to which such Loan Party is a party or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by any Loan Party (other than Liens created or permitted under the Credit Agreement or under the Security Documents); except with respect to clauses (b)(i) through (b)(iii) (other than clause (b)(i)(A)(y)), to the extent that such violation, conflict, breach, default, or creation or imposition of Lien could not reasonably be expected to result in a Material Adverse Effect.

(e) Except to the extent the failure to obtain or make the same could not reasonably be expected to result in a Material Adverse Effect, no action, consent or approval of, registration or filing with or any other action by any Governmental Authority is necessary or required in connection with the execution, delivery and performance of this Amendment by the Loan Parties, except for such as have been made or obtained and are in full force and effect.

(f) This Amendment has been duly executed and delivered by each Loan Party party hereto. This Amendment constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against such Loan Party in accordance with its terms, except as may be limited by any bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally or by general equity principles, regardless of whether considered in a proceeding in equity or at law.

SECTION 4. Reference to and Effect on the Credit Agreement; Confirmation of Guarantors.

(a) Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Loan Documents.

(c) The Borrowers and the other parties hereto acknowledge and agree that, on and after the Amendment Effective Date, this Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

(d) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by, and after giving effect to, this Amendment.

(e) Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(f) Each of the Loan Parties hereby (i) acknowledges and agrees that all of its obligations under the Credit Agreement and the other Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by such Loan Party to the Collateral Agent for the benefit of the Secured Parties and reaffirms the guaranties made pursuant to the Guarantee and Collateral Agreement, and (iii) acknowledges and agrees that the grants of security interests by and the guaranties of the Loan Parties contained in the Security Documents are, and shall remain, in full force and effect after giving effect to this Agreement.

SECTION 5. Execution in Counterparts; Severability.

(a) This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Agents may also require that any such documents and signatures delivered by facsimile or other electronic transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by facsimile or other electronic transmission.

(b) In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Amendment shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 6. Expenses. The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent in connection with this Amendment in the manner and to the extent provided in the Credit Agreement. The Borrower hereby confirms that the indemnification provisions set forth in Section 9.05 of the Credit Agreement shall apply to this Amendment and such provisions shall govern any losses, claims, damages, liabilities, costs and expenses (as more fully set forth therein as applicable) which may arise herefrom or in connection herewith.

SECTION 7. GOVERNING LAW.

(a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) EACH BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR TORT OR OTHERWISE, AGAINST ANY AGENT, ANY LENDER OR ANY OF THEIR RESPECTIVE RELATED PARTIES IN ANY WAY RELATING TO THIS AMENDMENT OR THE TRANSACTIONS RELATING HERETO IN ANY FORUM OTHER THAN ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS AGAINST ANY BORROWER, HOLDINGS OR THEIR RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF

VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN A NEW YORK STATE OR FEDERAL COURT. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN FACSIMILE) IN SECTION 9.01 OF THE CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

SECTION 8. WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.

SECTION 9. No Novation. By its execution of this Amendment, each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation, but, rather, a supplement of the terms of a pre-existing indebtedness and related agreement, as evidenced by the Credit Agreement.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

C1 INTERMEDIATE CORP.

By:	/s/ Jeffrey Nachbor
Name: Jeffrey Nachbor
Title: Chief Financial Officer

CONVERGEONE HOLDINGS CORP.

By:	/s/ Jeffrey Nachbor
Name: Jeffrey Nachbor
Title: Treasurer and Chief Financial Officer

CONVERGEONE, INC.

By:	/s/ Jeffrey Nachbor
Name: Jeffrey Nachbor
Title: Treasurer and Chief Financial Officer

STRATEGIC PRODUCTS AND SERVICES, LLC

By:	/s/ Jeffrey Nachbor
Name: Jeffrey Nachbor
Title: Treasurer and Chief Financial Officer

PROVIDEA CONFERENCING, LLC

By:	/s/ Jeffrey Nachbor
Name: Jeffrey Nachbor
Title: Treasurer and Chief Financial Officer

ANNESE & ASSOCIATES, INC.

By:	/s/ Jeffrey Nachbor
Name: Jeffrey Nachbor
Title: Treasurer and Chief Financial Officer

[Signature Page to First Amendment to Revolving Loan Credit Agreement (ConvergeOne)]

SPS HOLDCO, LLC

By:	/s/ Jeffrey Nachbor
Name: Jeffrey Nachbor
Title: Treasurer and Chief Financial Officer

RGTS, INC.

By:	/s/ Jeffrey Nachbor
Name: Jeffrey Nachbor
Title: Treasurer and Chief Financial Officer

RGT UTILITIES, INC.

By:	/s/ Jeffrey Nachbor
Name: Jeffrey Nachbor
Title: Treasurer and Chief Financial Officer

[Signature Page to First Amendment to Revolving Loan Credit Agreement (ConvergeOne)]

WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE, LLC, as Administrative Agent, Collateral Agent and Floorplan Funding Agent

By:	/s/ Jack F. Morrone
Name: Jack F. Morrone
Title: Duly Authorized Signatory

[Signature Page to First Amendment to Revolving Loan Credit Agreement (ConvergeOne)]

By signing below you have indicated your consent to this Amendment:

NATIXIS, NEW YORK BRANCH, as a Lender

By:	/s/ Robin Grüner
Name: Robin Grüner
Title: Vice President

If a second signature block is necessary:

By:	/s/ Matthieu Fulchiron
Name: Matthieu Fulchiron
Title: Vice President

Amount of Revolving Commitment held: $10,000,000

* In the event of immaterial discrepancies between the principal amount reflected on this signature page and the official Register maintained by the Administrative Agent, the Administrative Agent’s Register will prevail.

[Signature Page to First Amendment to Revolving Loan Credit Agreement (ConvergeOne)]